UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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O	Preliminary Proxy Statement

O	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

O	Definitive Proxy Statement

X	Definitive Additional Materials

O	Soliciting Material under § 240.14a-12

Loar Holdings Inc.

(Name of Registrant as Specified in Its Charter)

___________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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O	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!LOAR HOLDINGS 2026 Annual MeetingVote by June 1, 202611:59 PM ET LOAR HOLDINGS 20 NEW KING STREET WHITE PLAINS, NY 10604 V95071-P50932 You invested in LOAR HOLDINGS and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 2, 2026. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 2, 2026 10:00 AM ET Virtually at: www.virtualshareholdermeeting.com/LOAR2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.Voting Items Board Recommends 1. Election of Raja Bobbili, Alison Bomberg and Margaret (Peg) McGetrick as Class II directors, each to hold office until our annual meeting of stockholders in 2029 and until their successor is duly elected and qualified, or until their earlier death, resignation, or removal. Nominees: 01) Raja Bobbili 02) Alison Bomberg 03) Margaret (Peg) McGetrick For 2. Ratification of the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. Approval, on an advisory basis, of the compensation of our named executive officers. For 4. To determine the frequency of future advisory votes on named executive officer compensation. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V95072-P50932